UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): February 7, 2011
RehabCare Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14655	51-0265872

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7733 Forsyth Boulevard Suite 2300 St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(800) 677-1238

Not applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On February 7, 2011, RehabCare Group, Inc., a Delaware corporation (“RehabCare”), Kindred Healthcare, Inc., a Delaware corporation (“Kindred”), and Kindred Healthcare Development, Inc., a Delaware corporation and a wholly owned subsidiary of Kindred (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of RehabCare by Kindred. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of the respective parties, RehabCare will be merged with and into Kindred (the “Merger”), with Kindred surviving the Merger, provided that either Kindred or RehabCare may prior to the effective time of the Merger elect to change the method of effecting the Merger to provide for a merger of Merger Subsidiary with and into RehabCare, with RehabCare surviving as a wholly owned subsidiary of Kindred.
At the effective time of the Merger, each share of RehabCare common stock outstanding immediately prior to the effective time (other than shares owned by (i) Kindred or RehabCare or their respective wholly-owned subsidiaries (which will be cancelled) or (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted into the right to receive 0.471 shares of Kindred common stock and $26.00 in cash, without interest (the “Merger Consideration”). No fractional shares of Kindred common stock will be issued in the Merger, and RehabCare’s stockholders will receive cash in lieu of fractional shares, if any, of Kindred common stock. Each share of Kindred common stock outstanding immediately prior to the effective time will remain outstanding and will not be affected by the Merger. Upon completion of the transaction, RehabCare stockholders will own approximately 22% of Kindred’s outstanding common stock.
All currently issued and outstanding options to purchase RehabCare common stock will vest and be converted into the right to an amount of cash equal to $26.00 in cash plus the value of the stock portion of the Merger Consideration for the five trading day period prior to closing, less the exercise price, subject to withholding taxes. All currently issued and outstanding restricted shares of RehabCare common stock that are subject solely to time-based vesting conditions will vest and be converted into the right to receive the Merger Consideration. With respect to currently issued and outstanding restricted shares of RehabCare common stock that are subject to performance-based vesting conditions, the number of such restricted shares which would vest upon the attainment of target performance, as set out in the applicable award agreement, shall vest and be converted into the right to receive the Merger Consideration. RehabCare’s employee stock purchase plan will be terminated, and the accumulated contributions of participants, to the extent not used to purchase shares of RehabCare Common Stock immediately prior to the effective time of the Merger shall be refunded to such participant.
The consummation of the Merger is subject to certain conditions, including the adoption by the RehabCare and Kindred stockholders of the Merger Agreement; clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; receipt of certain other licensure and regulatory approvals; receipt of the proceeds of the financing described below; and other customary closing conditions.

The Merger Agreement contains customary representations and warranties for a transaction of this type. The Merger Agreement also contains customary covenants, including covenants providing for each of the parties (i) to use reasonable best efforts to cause the transactions to be consummated and (ii) to call and hold a stockholders’ meeting and recommend adoption of the Merger Agreement, subject to applicable fiduciary duties. The Merger Agreement also requires RehabCare to conduct its operations in all material respects according to the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger. RehabCare is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals, subject to a “fiduciary duty” exception in certain circumstances prior to adoption of the Merger Agreement by RehabCare’s stockholders.
The Merger Agreement also contains certain termination rights and provides that (i) upon termination of the Merger Agreement under specified circumstances, including, among others, a change in the recommendation of the board of directors of RehabCare or termination of the Merger Agreement to enter into a written definitive agreement for a “superior proposal,” RehabCare will be required to pay Kindred a termination fee of $26 million and (ii) upon the termination of the Merger Agreement under specified circumstances, including, among others, a change in the recommendation of the board of directors of Kindred or Kindred’s failure to receive the proceeds of the financing discussed below, after all of the other conditions to closing have been met, Kindred will be required to pay Rehabcare a termination fee of $62 million.
Kindred has obtained a financing commitment from JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets Inc. in connection with the pending transaction. These funds, in addition to existing cash balances, will be sufficient to finance the cash consideration to RehabCare stockholders and to refinance certain existing Kindred and RehabCare debt. Subject to certain conditions , Kindred expects to have in place approximately $1.9 billion of long-term financing, of which approximately $1.6 billion is expected to be outstanding at the time of consummation of the pending transaction.
A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about RehabCare, Kindred, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of RehabCare, Kindred, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 7, 2011, RehabCare and Mr. John H. Short, the Company’s President and Chief Executive Officer, entered into a letter agreement (the “Letter Agreement”) amending the Termination Compensation Agreement between the Company and Mr. Short (the “TCA”) by deleting the last sentence of Section 4.2(b) thereof. The last sentence of Section 4.2(b) of the TCA provided that the Company shall reduce the severance payment amount pursuant to the TCA if the payment would otherwise be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.
The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1.
Item 8.01. Other Events.
On February 8, 2011, RehabCare issued a joint press release with Kindred regarding the matters described in Item 1.01 of this Current Report on Form 8-K. Copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Additional Information About this Transaction
In connection with the proposed transaction between Kindred and RehabCare, Kindred will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Kindred and RehabCare that also constitutes a prospectus of Kindred. RehabCare and Kindred will mail the definitive proxy statement/prospectus to their respective stockholders. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by RehabCare and Kindred with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other documents filed by RehabCare and Kindred with the SEC may also be obtained for free by accessing RehabCare’s website at www.rehabcare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings”, and Kindred’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings”.

Participants in this Transaction
RehabCare, Kindred, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about RehabCare’s executive officers and directors in its definitive proxy statement filed with the SEC on March 23, 2010. You can find information about Kindred’s executive officers and directors in Kindred’s definitive proxy statement filed with the SEC on April 1, 2010. You can obtain free copies of these documents from RehabCare or Kindred, respectively, from the RehabCare and Kindred websites using the contact information above.
Forward-Looking Statements
Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. RehabCare cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving RehabCare and Kindred, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of RehabCare and Kindred stockholders to approve the transaction; failure to obtain the necessary financing for the transaction; the failure to consummate or delay in consummating the proposed merger for other reasons; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Kindred following completion of the proposed transaction; Kindred’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected. Additional factors that may affect future results are contained in RehabCare’s and Kindred’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov. Many of these factors are beyond the control of RehabCare or Kindred. RehabCare and Kindred disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are filed as a part of this report.

2.1 Agreement and Plan of Merger dated February 7, 2011, by and between Kindred Healthcare, Inc., Kindred Healthcare Development, Inc. and RehabCare Group, Inc.*
10.1 Letter Agreement dated February 7, 2011, by and between RehabCare Group, Inc. and John H. Short.
99.1 Joint Press Release dated February 8, 2011 issued by Kindred Healthcare, Inc. and RehabCare Group, Inc.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REHABCARE GROUP, INC.
Date: February 8, 2011	By:	/s/ Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated February 7, 2011, by and between Kindred Healthcare, Inc., Kindred Healthcare Development, Inc. and RehabCare Group, Inc.*

10.1	Letter Agreement dated February 7, 2011, by and between RehabCare Group, Inc. and John H. Short.

99.1	Joint Press Release dated February 8, 2011 issued by Kindred Healthcare, Inc. and RehabCare Group, Inc.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.